UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2013

ALON REFINING KROTZ SPRINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-163942 (Commission File Number)	74-2849682 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
On August 16, 2013, Alon Refining Krotz Springs, Inc. (the “Company”) received correspondence from the United States Environmental Protection Agency (“EPA”) evidencing the approval of a one-year extension of the small refinery exemption from the requirements of the renewable fuel standard for the Company's refinery in Krotz Springs, Louisiana.  As a result of this extension, the Company's refinery will be exempt from the renewable fuel standard for the 2013 calendar year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON REFINING KROTZ SPRINGS, INC.

Date:	August 16, 2013	By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer